CNA Financial Corporation
Supplemental Financial Information

June 30, 2014

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Table of Contents

Page
Consolidated Results
Statements of Operations..................................................................................................................................................................................................	1
Components of Income (Loss), Per Share Data and Return on Equity.............................................................................................................................	2
Selected Balance Sheets Data and Statements of Cash Flows Data...............................................................................................................................	3
Property & Casualty - Results of Operations
Property & Casualty...	4
CNA Specialty...	5
CNA Commercial...	6
Hardy...	7
Non-Core - Results of Operations
Life & Group Non-Core......................................................................................................................................................................................................	8
Corporate & Other Non-Core.............................................................................................................................................................................................	9
Investment Information
Investment Summary - Consolidated................................................................................................................................................................................	10
Investment Summary - Property & Casualty and Corporate & Other Non-Core...............................................................................................................	11
Investment Summary - Life & Group Non-Core.................................................................................................................................................................	12
Investments - Fixed Maturity Securities by Credit Rating..................................................................................................................................................	13
Components of Net Investment Income............................................................................................................................................................................	14
Other
Claim & Claim Adjustment Expense Reserve Rollforward................................................................................................................................................	15
Life & Group Non-Core Policyholder Reserves.................................................................................................................................................................	16
Statutory Data - Combined Continental Casualty Companies - Preliminary......................................................................................................................	17
Definitions and Presentation..............................................................................................................................................................................................	18

Statements of Operations

Periods ended June 30	Three Months			Six Months
(In millions)	2014	2013	Change	2014	2013	Change
Revenues:
Net earned premiums	$1,811	$1,800	1%	$3,617	$3,564	1%
Net investment income	550	534	3	1,076	1,125	(4)
Net realized investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(5)	(16)		(7)	(34)
Portion of OTTI recognized in Other comprehensive income (loss)	—	—		—	—
Net OTTI losses recognized in earnings	(5)	(16)		(7)	(34)
Other net realized investment gains (losses)	(9)	2		39	43
Net realized investment gains (losses)	(14)	(14)		32	9
Other revenues	93	130		178	207
Total revenues	2,440	2,450	—	4,903	4,905	—
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,441	1,485		2,887	2,881
Amortization of deferred acquisition costs	335	335		664	663
Other operating expenses	254	319		600	659
Interest	46	41		90	83
Total claims, benefits and expenses	2,076	2,180	5	4,241	4,286	1
Income (loss) from continuing operations before income tax	364	270	35	662	619	7
Income tax (expense) benefit	(103)	(80)		(181)	(188)
Income (loss) from continuing operations	261	190	37	481	431	12
Income (loss) from discontinued operations, net of tax	6	4		(201)	13
Net income (loss)	$267	$194	38%	$280	$444	(37)%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended June 30	Three Months		Six Months
(In millions, except per share data)	2014	2013	2014	2013
Components of Income (Loss)
Net operating income (loss)	$272	$199	$462	$424
Net realized investment gains (losses)	(11)	(9)	19	7
Income (loss) from continuing operations	261	190	481	431
Income (loss) from discontinued operations	6	4	(201)	13
Net income (loss)	$267	$194	$280	$444

Diluted Earnings (Loss) Per Common Share
Net operating income (loss)	$1.00	$0.74	$1.71	$1.57
Net realized investment gains (losses)	(0.03)	(0.03)	0.07	0.03
Income (loss) from continuing operations	0.97	0.71	1.78	1.60
Income (loss) from discontinued operations	0.01	0.01	(0.75)	0.04
Diluted earnings (loss) per share	$0.98	$0.72	$1.03	$1.64

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	269.9	269.7	269.9	269.6
Diluted	270.6	270.1	270.5	270.0

Return on Equity
Net income (loss) (1)	8.3%	6.4%	4.4%	7.3%
Net operating income (loss) (2)	9.0	6.8	7.6	7.3
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2) Annualized net operating income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	June 30, 2014	December 31, 2013
Total assets	$59,437	$57,194
Insurance reserves	36,570	38,394
Debt	3,107	2,560
Total liabilities	46,363	44,543
Accumulated other comprehensive income (loss) (1)	962	442
Total stockholders' equity	13,074	12,651

Book value per common share	$48.43	$46.91
Book value per common share excluding AOCI	$44.87	$45.26

Outstanding shares of common stock (in millions of shares)	269.9	269.7

Three months ended June 30	2014	2013
Net cash flows provided (used) by operating activities	$419	$378
Net cash flows provided (used) by investing activities	(380)	(310)
Net cash flows provided (used) by financing activities	(47)	(71)
Net cash flows provided (used) by operating, investing and financing activities	$(8)	$(3)

Six months ended June 30	2014	2013
Net cash flows provided (used) by operating activities	$587	$569
Net cash flows provided (used) by investing activities	(734)	(471)
Net cash flows provided (used) by financing activities	163	(127)
Net cash flows provided (used) by operating, investing and financing activities	$16	$(29)
(1) At June 30, 2014 and December 31, 2013, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $937 million and $532 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group Non-Core segment would result in a premium deficiency if realized, a related decrease in Deferred acquisition costs and/or increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).

Property & Casualty - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2014	2013	Change		2014	2013	Change
Gross written premiums	$2,410	$2,392	1%		$4,904	$4,776	3%
Net written premiums	1,654	1,720	(4)		3,421	3,496	(2)
Net earned premiums	1,672	1,662	1		3,340	3,286	2
Net investment income	370	363			720	784
Other revenues	82	127			160	198
Total operating revenues	2,124	2,152	(1)		4,220	4,268	(1)
Insurance claims and policyholders' benefits	1,136	1,140			2,279	2,239
Amortization of deferred acquisition costs	328	329			649	649
Other insurance related expenses	228	220			459	450
Other expenses	77	68			153	138
Total claims, benefits and expenses	1,769	1,757	(1)		3,540	3,476	(2)
Operating income (loss) before income tax	355	395	(10)		680	792	(14)
Income tax (expense) benefit on operating income (loss)	(119)	(137)			(225)	(277)
Net operating income (loss)	$236	$258	(9)%		$455	$515	(12)%

Loss & LAE	67.8%	68.4%	0.6	pts	68.0%	67.9%	(0.1)	pts
Acquisition expense	19.3	19.5	0.2		19.4	19.4	—
Underwriting expense	14.0	13.4	(0.6)		13.8	14.0	0.2
Expense	33.3	32.9	(0.4)		33.2	33.4	0.2
Dividend	0.2	0.2	—		0.2	0.2	—
Combined ratio	101.3	101.5	0.2		101.4	101.5	0.1
Combined ratio excluding catastrophes and development	96.3%	97.6%	1.3	pts	96.8%	99.3%	2.5	pts

Pretax net accident year catastrophe losses incurred	$56	$65			$130	$104
Impact on loss & LAE ratio	3.4%	3.9%	0.5	pts	3.9%	3.2%	(0.7)	pts

Pretax net prior year development and other (1): (favorable) / unfavorable	$28	$(4)			$15	$(39)
Impact on loss & LAE ratio	1.6%	—%	(1.6)	pts	0.7%	(1.0)%	(1.7)	pts

Rate	3%	7%	(4)	pts	4%	7%	(3)	pts
Retention	74%	78%	(4)	pts	77%	79%	(2)	pts
New Business (CNA Specialty and CNA Commercial only)	$230	$284	(19)%		$499	$592	(16)%

(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA Specialty - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2014	2013	Change		2014	2013	Change
Gross written premiums	$1,428	$1,295	10%		$2,875	$2,612	10%
Net written premiums	742	756	(2)		1,538	1,559	(1)
Net earned premiums	763	746	2		1,511	1,469	3
Net investment income	161	151			312	321
Other revenues	74	63			142	123
Total operating revenues	998	960	4		1,965	1,913	3
Insurance claims and policyholders' benefits	427	453			908	919
Amortization of deferred acquisition costs	158	156			311	306
Other insurance related expenses	74	65			146	136
Other expenses	65	60			126	114
Total claims, benefits and expenses	724	734	1		1,491	1,475	(1)
Operating income (loss) before income tax	274	226	21		474	438	8
Income tax (expense) benefit on operating income (loss)	(92)	(78)			(158)	(150)
Net operating income (loss)	$182	$148	23%		$316	$288	10%

Loss & LAE	55.8%	60.6%	4.8	pts	60.0%	62.4%	2.4	pts
Acquisition expense	19.8	19.4	(0.4)		19.7	19.6	(0.1)
Underwriting expense	10.7	10.3	(0.4)		10.5	10.5	—
Expense	30.5	29.7	(0.8)		30.2	30.1	(0.1)
Dividend	0.1	0.1	—		0.1	0.2	0.1
Combined ratio	86.4	90.4	4.0		90.3	92.7	2.4
Combined ratio excluding catastrophes and development	93.1%	95.6%	2.5	pts	93.4%	96.7%	3.3	pts

Pretax net accident year catastrophe losses incurred	$5	$6			$16	$7
Impact on loss & LAE ratio	0.6%	0.7%	0.1	pts	1.0%	0.5%	(0.5)	pts

Pretax net prior year development and other (1): (favorable) / unfavorable	$(56)	$(46)			$(66)	$(69)
Impact on loss & LAE ratio	(7.3)%	(5.9)%	1.4	pts	(4.1)%	(4.5)%	(0.4)	pts

Rate	4%	6%	(2)	pts	4%	7%	(3)	pts
Retention	82%	85%	(3)	pts	83%	85%	(2)	pts
New Business	$80	$99	(19)%		$182	$199	(9)%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA Commercial - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2014	2013	Change		2014	2013	Change
Gross written premiums	$840	$950	(12)%		$1,765	$1,910	(8)%
Net written premiums	779	826	(6)		1,678	1,744	(4)
Net earned premiums	817	840	(3)		1,639	1,677	(2)
Net investment income	208	211			406	461
Other revenues	9	65			18	75
Total operating revenues	1,034	1,116	(7)		2,063	2,213	(7)
Insurance claims and policyholders' benefits	657	646			1,281	1,248
Amortization of deferred acquisition costs	144	153			284	302
Other insurance related expenses	138	142			277	285
Other expenses	8	2			19	11
Total claims, benefits and expenses	947	943	—		1,861	1,846	(1)
Operating income (loss) before income tax	87	173	(50)		202	367	(45)
Income tax (expense) benefit on operating income (loss)	(28)	(61)			(65)	(130)
Net operating income (loss)	$59	$112	(47)%		$137	$237	(42)%

Loss & LAE	80.3%	76.5%	(3.8)	pts	77.9%	74.1%	(3.8)	pts
Acquisition expense	17.9	18.9	1.0		17.9	18.6	0.7
Underwriting expense	16.5	16.0	(0.5)		16.3	16.4	0.1
Expense	34.4	34.9	0.5		34.2	35.0	0.8
Dividend	0.3	0.3	—		0.3	0.2	(0.1)
Combined ratio	115.0	111.7	(3.3)		112.4	109.3	(3.1)
Combined ratio excluding catastrophes and development	99.4%	101.2%	1.8	pts	100.3%	102.5%	2.2	pts

Pretax net accident year catastrophe losses incurred	$47	$59			$107	$97
Impact on loss & LAE ratio	5.7%	7.1%	1.4	pts	6.6%	5.8%	(0.8)	pts

Pretax net prior year development and other (1): (favorable) / unfavorable	$80	$28			$84	$13
Impact on loss & LAE ratio	9.9%	3.4%	(6.5)	pts	5.5%	1.0%	(4.5)	pts

Rate	4%	9%	(5)	pts	5%	9%	(4)	pts
Retention	70%	75%	(5)	pts	73%	76%	(3)	pts
New Business	$150	$185	(19)%		$317	$393	(19)%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

Hardy - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2014	2013	Change		2014	2013	Change
Gross written premiums	$142	$147	(3)%		$264	$254	4%
Net written premiums	133	138	(4)		205	193	6
Net earned premiums	92	76	21		190	140	36
Net investment income	1	1			2	2
Other revenues	(1)	(1)			—	—
Total operating revenues	92	76	21		192	142	35
Insurance claims and policyholders' benefits	52	41			90	72
Amortization of deferred acquisition costs	26	20			54	41
Other insurance related expenses	16	13			36	29
Other expenses	4	6			8	13
Total claims, benefits and expenses	98	80	(23)		188	155	(21)
Operating income (loss) before income tax	(6)	(4)	(50)		4	(13)	131
Income tax (expense) benefit on operating income (loss)	1	2			(2)	3
Net operating income (loss)	$(5)	$(2)	(150)%		$2	$(10)	120%

Loss & LAE	56.2%	53.9%	(2.3)	pts	47.2%	51.5%	4.3	pts
Acquisition expense	28.8	26.1	(2.7)		29.1	28.2	(0.9)
Underwriting expense	17.9	18.4	0.5		18.4	21.9	3.5
Expense	46.7	44.5	(2.2)		47.5	50.1	2.6
Dividend	—	—	—		—	—	—
Combined ratio	102.9	98.4	(4.5)		94.7	101.6	6.9
Combined ratio excluding catastrophes and development	96.4%	81.0%	(15.4)	pts	92.6%	91.6%	(1.0)	pts

Pretax net accident year catastrophe losses incurred	$4	$—			$7	$—
Impact on loss & LAE ratio	4.6%	—%	(4.6)	pts	3.9%	—%	(3.9)	pts

Pretax net prior year development and other (1): (favorable) / unfavorable	$4	$14			$(3)	$17
Impact on loss & LAE ratio	1.9%	17.4%	15.5	pts	(1.8)%	10.0%	11.8	pts

Rate	(8)%	(1)%	(7)	pts	(5)%	—%	(5)	pts
Retention	67%	69%	(2)	pts	72%	70%	2	pts

(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

Life & Group Non-Core - Results of Operations

Periods ended June 30	Three Months			Six Months
(In millions)	2014	2013	Change	2014	2013	Change
Net earned premiums	$139	$138	1%	$278	$279	—%
Net investment income	173	163	6	344	325	6
Other revenues	8	2		13	5
Total operating revenues	320	303	6	635	609	4
Insurance claims and policyholders' benefits	304	347		610	640
Amortization of deferred acquisition costs	7	6		15	14
Other insurance related expenses	31	32		63	64
Other expenses	(3)	2		(2)	7
Total claims, benefits and expenses	339	387	12	686	725	5
Operating income (loss) before income tax	(19)	(84)	77	(51)	(116)	56
Income tax (expense) benefit on operating income (loss)	28	43		58	69
Net operating income (loss)	$9	$(41)	122%	$7	$(47)	115%

Corporate & Other Non-Core - Results of Operations

Periods ended June 30	Three Months			Six Months
(In millions)	2014	2013	Change	2014	2013	Change
Net earned premiums	$—	$—		$(1)	$(1)
Net investment income	7	8		12	16
Other revenues	3	1		5	4
Total operating revenues	10	9	11%	16	19	(16)%
Insurance claims and policyholders' benefits	1	(2)		(2)	2
Amortization of deferred acquisition costs	—	—		—	—
Other insurance related expenses	—	—		(1)	(1)
Other expenses	(33)	38		18	84
Total claims, benefits and expenses	(32)	36	189	15	85	82
Operating income (loss) before income tax	42	(27)	N/M	1	(66)	102
Income tax (expense) benefit on operating income (loss)	(15)	9		(1)	22
Net operating income (loss)	$27	$(18)	N/M	$—	$(44)	N/M

Investment Summary - Consolidated

	June 30, 2014		March 31, 2014		December 31, 2013
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$19,119	$1,822	$18,836	$1,556	$20,898	$1,510
States, municipalities and political subdivisions:
Tax-exempt	9,411	707	9,009	427	8,432	41
Taxable	2,926	401	2,846	315	3,125	235
Total states, municipalities and political subdivisions	12,337	1,108	11,855	742	11,557	276
Asset-backed:
RMBS	5,070	188	4,944	90	4,971	31
CMBS	2,099	100	2,053	79	2,063	68
Other ABS	1,185	13	976	10	955	10
Total asset-backed	8,354	301	7,973	179	7,989	109
U.S. Treasury and obligations of government-sponsored enterprises	66	5	141	6	144	5
Foreign government	550	17	576	17	543	12
Redeemable preferred stock	42	3	34	2	102	10
Total fixed maturity securities	40,468	3,256	39,415	2,502	41,233	1,922
Equities	194	19	174	11	185	6
Limited partnership investments	2,831	—	2,799	—	2,720	—
Other invested assets	45	—	55	—	54	—
Mortgage loans	518	—	495	—	508	—
Short term investments	2,024	—	2,070	—	1,407	(1)
Total investments	$46,080	$3,275	$45,008	$2,513	$46,107	$1,927

Net receivable/(payable) on investment activity	$(145)	$—	$(294)	$—	$135	$—

Effective portfolio duration (in years)	6.6		6.6		6.9
Weighted average rating of fixed maturity securities	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other Non-Core

	June 30, 2014		March 31, 2014		December 31, 2013
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,682	$707	$13,429	$606	$13,590	$509
States, municipalities and political subdivisions:
Tax-exempt	2,769	120	3,169	112	3,176	36
Taxable	1,634	177	1,573	137	1,570	89
Total states, municipalities and political subdivisions	4,403	297	4,742	249	4,746	125
Asset-backed:
RMBS	4,984	182	4,676	78	4,641	22
CMBS	1,962	89	1,898	69	1,793	54
Other ABS	1,089	12	881	9	853	9
Total asset-backed	8,035	283	7,455	156	7,287	85
U.S. Treasury and obligations of government-sponsored enterprises	43	(1)	118	—	121	(1)
Foreign government	545	16	571	16	538	11
Redeemable preferred stock	13	1	6	1	5	—
Total fixed maturity securities	26,721	1,303	26,321	1,028	26,287	729
Equities	81	16	61	9	61	9
Limited partnership investments	2,831	—	2,799	—	2,720	—
Other invested assets	45	—	55	—	54	—
Mortgage loans	499	—	476	—	489	—
Short term investments	1,934	—	1,979	—	1,339	(1)
Total investments	$32,111	$1,319	$31,691	$1,037	$30,950	$737

Net receivable/(payable) on investment activity	$(134)	$—	$(283)	$—	$140	$—

Effective portfolio duration (in years)	4.2		4.3		4.4
Weighted average rating of fixed maturity securities	A		A		A

Investment Summary - Life & Group Non-Core

	June 30, 2014		March 31, 2014		December 31, 2013
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$5,437	$1,115	$5,407	$950	$7,308	$1,001
States, municipalities and political subdivisions:
Tax-exempt	6,642	587	5,840	315	5,256	5
Taxable	1,292	224	1,273	178	1,555	146
Total states, municipalities and political subdivisions	7,934	811	7,113	493	6,811	151
Asset-backed:
RMBS	86	6	268	12	330	9
CMBS	137	11	155	10	270	14
Other ABS	96	1	95	1	102	1
Total asset-backed	319	18	518	23	702	24
U.S. Treasury and obligations of government-sponsored enterprises	23	6	23	6	23	6
Foreign government	5	1	5	1	5	1
Redeemable preferred stock	29	2	28	1	97	10
Total fixed maturity securities	13,747	1,953	13,094	1,474	14,946	1,193
Equities	113	3	113	2	124	(3)
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	19	—	19	—	19	—
Short term investments	90	—	91	—	68	—
Total investments	$13,969	$1,956	$13,317	$1,476	$15,157	$1,190

Net receivable/(payable) on investment activity	$(11)	$—	$(11)	$—	$(5)	$—

Effective portfolio duration (in years)	11.4		11.5		11.3
Weighted average rating of fixed maturity securities	A		A		A

Investments - Fixed Maturity Securities by Credit Rating

June 30, 2014	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$228	$7	$1,271	$79	$6,017	$683	$10,037	$952	$1,566	$101	$19,119	$1,822
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,039	97	5,187	392	3,053	216	95	1	37	1	9,411	707
Taxable	—	—	391	44	2,084	280	451	77	—	—	—	—	2,926	401
Total states, municipalities and political subdivisions	—	—	1,430	141	7,271	672	3,504	293	95	1	37	1	12,337	1,108
Asset-backed:
RMBS	3,549	118	144	—	102	2	197	2	93	2	985	64	5,070	188
CMBS	78	1	512	22	422	25	381	18	449	18	257	16	2,099	100
Other ABS	—	—	334	2	191	2	550	7	110	2	—	—	1,185	13
Total asset-backed	3,627	119	990	24	715	29	1,128	27	652	22	1,242	80	8,354	301
U.S. Treasury and obligations of government-sponsored enterprises	66	5	—	—	—	—	—	—	—	—	—	—	66	5
Foreign government	—	—	177	7	218	4	155	6	—	—	—	—	550	17
Redeemable preferred stock	—	—	—	—	—	—	—	—	18	2	24	1	42	3
Total fixed maturity securities	$3,693	$124	$2,825	$179	$9,475	$784	$10,804	$1,009	$10,802	$977	$2,869	$183	$40,468	$3,256

Percentage of total fixed maturity securities	9%		7%		23%		27%		27%		7%		100%
The ratings presented are based on a ratings methodology that takes into account ratings from Standard & Poor's and Moody's Investors Services, Inc. in that order of preference. If a security is not rated by these rating agencies, an internal rating is formulated. For securities with credit support from third party guarantees, the rating reflects the greater of the underlying rating of the issuer or the insured rating.

Components of Net Investment Income

	Consolidated
Periods ended June 30	Three Months		Six Months
(In millions)	2014	2013	2014	2013
Taxable fixed maturities	$350	$383	$702	$771
Tax-exempt fixed maturities	101	71	201	140
Total fixed maturity securities	451	454	903	911
Limited partnership investments	97	79	170	210
Other, net of investment expense	2	1	3	4
Pretax net investment income	$550	$534	$1,076	$1,125

After-tax fixed maturity securities	$325	$317	$649	$634
After-tax net investment income	$391	$368	$762	$773

Effective income yield for the fixed maturity securities portfolio, pretax (1)	4.9%	5.0%	4.9%	5.0%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	3.5%	3.5%	3.5%	3.5%

	Property & Casualty and Corporate & Other Non-Core
Periods ended June 30	Three Months		Six Months
(In millions)	2014	2013	2014	2013
Taxable fixed maturities	$249	$269	$496	$545
Tax-exempt fixed maturities	28	20	61	40
Total fixed maturity securities	277	289	557	585
Limited partnership investments	97	78	170	209
Other, net of investment expense	3	4	5	6
Pretax net investment income	$377	$371	$732	$800

After-tax fixed maturity securities	$190	$194	$382	$392
After-tax net investment income	$254	$247	$495	$532

Effective income yield for the fixed maturity securities portfolio, pretax (1)	4.4%	4.6%	4.4%	4.6%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	3.0%	3.1%	3.0%	3.1%

	Life & Group Non-Core
Periods ended June 30	Three Months		Six Months
(In millions)	2014	2013	2014	2013
Taxable fixed maturities	$101	$114	$206	$226
Tax-exempt fixed maturities	73	51	140	100
Total fixed maturity securities	174	165	346	326
Limited partnership investments	—	1	—	1
Other, net of investment expense	(1)	(3)	(2)	(2)
Pretax net investment income	$173	$163	$344	$325

After-tax fixed maturity securities	$135	$123	$267	$242
After-tax net investment income	$137	$121	$267	$241

Effective income yield for the fixed maturity securities portfolio, pretax (1)	5.9%	6.0%	6.0%	6.1%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	4.6%	4.5%	4.6%	4.5%
(1) Annualized yields based on the average amortized cost of the fixed maturity securities portfolio.

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended June 30, 2014	CNA Specialty	CNA Commercial	Hardy	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
(In millions)
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,786	$10,574	$377	$17,737	$3,085	$3,111	$23,933
Ceded	549	998	136	1,683	401	2,770	4,854
Net	6,237	9,576	241	16,054	2,684	341	19,079

Net incurred claim & claim adjustment expenses	426	654	52	1,132	195	3	1,330
Net claim & claim adjustment expense payments	(390)	(693)	(39)	(1,122)	(166)	(10)	(1,298)
Foreign currency translation adjustment and other	10	12	3	25	11	—	36

Claim & claim adjustment expense reserves, end of period
Net	6,283	9,549	257	16,089	2,724	334	19,147
Ceded	656	988	129	1,773	368	2,708	4,849
Gross	$6,939	$10,537	$386	$17,862	$3,092	$3,042	$23,996

Six months ended June 30, 2014	CNA Specialty	CNA Commercial	Hardy	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
(In millions)
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,689	$10,649	$386	$17,724	$3,058	$3,307	$24,089
Ceded	523	1,022	152	1,697	435	2,840	4,972
Net	6,166	9,627	234	16,027	2,623	467	19,117

Net incurred claim & claim adjustment expenses	906	1,276	103	2,285	396	3	2,684
Net claim & claim adjustment expense payments	(792)	(1,359)	(83)	(2,234)	(326)	(136)	(2,696)
Foreign currency translation adjustment and other	3	5	3	11	31	—	42

Claim & claim adjustment expense reserves, end of period
Net	6,283	9,549	257	16,089	2,724	334	19,147
Ceded	656	988	129	1,773	368	2,708	4,849
Gross	$6,939	$10,537	$386	$17,862	$3,092	$3,042	$23,996

Life & Group Non-Core Policyholder Reserves

June 30, 2014	Claim and claim adjustment expenses	Future policy benefits	Policyholders' funds	Separate account business	Total
(In millions)
Long term care	$1,969	$7,543	$—	$—	$9,512
Structured settlement annuities	597	185	—	—	782
Institutional markets	—	—	—	—	—
Other	29	—	—	—	29
Total	2,595	7,728	—	—	10,323
Shadow adjustments (1)	129	968	—	—	1,097
Ceded reserves	368	—	—	—	368
Total gross reserves	$3,092	$8,696	$—	$—	$11,788

December 31, 2013	Claim and claim adjustment expenses	Future policy benefits	Policyholders' funds	Separate account business	Total
(In millions)
Long term care	$1,889	$7,329	$—	$—	$9,218
Annuities, including structured settlements	613	1,990	—	—	2,603
Institutional markets	1	9	57	181	248
Other	37	4	—	—	41
Total	2,540	9,332	57	181	12,110
Shadow adjustments (1)	83	406	—	—	489
Ceded reserves	435	733	35	—	1,203
Total gross reserves	$3,058	$10,471	$92	$181	$13,802
(1) To the extent that unrealized gains on fixed income securities supporting long term care products and payout annuity contracts would result in a premium deficiency if those gains were realized, a related decrease in Deferred acquisition costs and/or increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments). The Shadow adjustments presented above do not include $326 million and $342 million related to Deferred acquisition costs at June 30, 2014 and December 31, 2013.

Statutory Data - Combined Continental Casualty Companies - Preliminary

Periods ended June 30	Three Months			Six Months
Income Statements	(Preliminary)			(Preliminary)
(In millions)	2014	2013	Change	2014	2013	Change

Gross written premiums	$2,221	$2,196	1%	$4,511	$4,409	2%
Net written premiums	1,476	1,532	(4)	3,097	3,195	(3)

Net earned premiums	1,434	1,422	1	2,808	2,789	1
Claim and claim adjustment expenses	1,211	1,272		2,430	2,443
Acquisition expenses	256	265		534	555
Underwriting expenses	205	207		408	417
Policyholders' dividends	2	2		2	4
Underwriting income (loss)	(240)	(324)	26	(566)	(630)	10
Net investment income	500	463		1,098	895
Other income (loss)	66	80		63	85
Income tax (expense) benefit	(13)	(12)		(15)	(15)
Net realized gains (losses)	(54)	(49)		(8)	(35)
Net income (loss)	$259	$158	64%	$572	$300	91%

Financial Ratios
Loss and LAE	84.4%	89.5%		86.5%	87.6%
Acquisition expense	17.4	17.3		17.2	17.4
Underwriting expense	13.9	13.4		13.2	13.1
Expense	31.3	30.7		30.4	30.5
Dividend	0.1	0.2		0.1	0.1
Combined ratio	115.8%	120.4%		117.0%	118.2%

Supplemental Statutory Data
(In billions)	(Preliminary)
	June 30, 2014	December 31, 2013
Statutory surplus	$11.2	$11.1

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations include CNA Specialty, CNA Commercial and Hardy.

•
The Life & Group Non-Core segment primarily includes the results of our individual and group long term care business, as well as closed blocks of structured settlement liabilities, group accident and health reinsurance and life settlement contracts. These businesses are being managed as a run-off operation. Our group long term care business, while considered non-core, continues to accept new employees in existing groups.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
On August 1, 2014, the Company closed the previously announced sale of the majority of its run-off annuity and pension deposit business through the sale of the common stock of CAC. The business sold, which was previously reported within the Life & Group Non-Core segment, is reported as discontinued operations and assets and liabilities held for sale. In connection with the then pending sale, the Company recorded an estimated after-tax impairment loss of $214 million in the first quarter of 2014, which is reflected in Income (loss) from discontinued operations.

•
Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the 2013 Form 10-K for further discussion of this measure.

•
In the evaluation of the results of CNA Specialty, CNA Commercial and Hardy, management utilizes the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. The statutory expense ratio reported on page 17 is the percentage of acquisition and underwriting expenses to net written premiums in accordance with statutory accounting practices.

•
The majority of our limited partnership investments employ hedge fund strategies that generate returns primarily through investing in the fixed income and equity markets. While the Company generally does not invest in highly leveraged partnerships, there are risks which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful